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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Universal Detection Technology (the "Registrant") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacques Tizabi, Chief Executive Officer and Acting Chief Financial Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. ss..1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.



Date: April 15, 2008


By: /s/ Jacques Tizabi
----------------------------------------------------------
Jacques Tizabi,
Chief Executive Officer and Acting Chief Financial Officer